UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2025

Bit Digital, Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38421	98-1606989
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 Hudson Yards, Floor 11 New York, NY	10001
(Address of principal executive offices)	(Zip Code)

(212) 463-5121
(Registrant’s telephone number, including area code)

N/A
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $.01 par value	BTBT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 25, 2025, the board of directors of Bit Digital, Inc. (the “Company”) appointed Justin Zhu, the Company’s current Senior Vice President of Finance, as the Company’s Chief Accounting Officer (“CAO”) and principal financial officer (“PFO”), effective that same date. In connection with his continued role as Senior Vice President of Finance and CAO and PFO of the Company, Mr. Zhu will receive (i) an annual base salary of $300,000 and (ii) restricted share units equal to $150,000, which shall be immediately vested and issued under the Company’s 2025 Omnibus Equity Incentive Plan.

In connection with the potential initial public offering of WhiteFiber, Inc. (“WhiteFiber”), a subsidiary of the Company, Erke Huang intends to serve as the Chief Financial Officer of WhiteFiber. In light of his anticipated new job responsibilities at WhiteFiber, Mr. Huang resigned as the PFO of the Company and transitioned the role of PFO of the Company to Mr. Zhu. However, Mr. Huang will retain the title of Chief Financial Officer of the Company but will not serve as the principal financial officer.

Mr. Zhu has served as Senior Vice President of Finance with the Company since July 2021. Prior to joining the Company, from 2015 until July 2021, Mr. Zhu was a Senior Manager at Ernst & Young US LLP, where he advised Fortune 500 clients on accounting, reporting, and transaction-related regulatory requirements. He started his career at PricewaterhouseCoopers, LLP, focusing on public company audits. Mr. Zhu holds a Bachelor of Business Administration (Honors) in Accounting and a Master of Science in Taxation from Baruch College. He is a Certified Public Accountant (CPA).

There were no arrangements or understandings between Mr. Zhu and any other persons pursuant to which he was selected as an officer, nor does Mr. Zhu have any family relationships among any of the Company’s directors or executive officers, and there are no related person transactions within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission between Mr. Zhu and the Company required to be disclosed herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Offer Letter, dated May 19, 2021, by and between Bit Digital, Inc. and Justin Zhu.
10.2	Amendment to Offer Letter, dated July 25, 2025, by and between Bit Digital, Inc. and Justin Zhu.
104	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIT DIGITAL, INC.

Date:	July 29, 2025	By:	/s/ Sam Tabar
			Name:	Sam Tabar
			Title:	Chief Executive Officer

2